THE RBB FUND, INC.

                       SUPPLEMENT DATED SEPTEMBER 29, 2000
                                       TO
                         BOSTON PARTNERS FAMILY OF FUNDS
                         INSTITUTIONAL CLASS PROSPECTUS

               DATED DECEMBER 1, 1999 (AS REVISED MARCH 28, 2000)

     Capitalized terms not defined in this Supplement have the meaning assigned to them in the Prospectus.

     The following replaces the first paragraph of the section "Shareholder Information - Purchase of Fund Shares."

     Shares representing interests in the Funds are offered continuously for sale by Provident Distributors, Inc. (the "Distributor").

     Shares of the Funds may also be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of Shares and should read this Prospectus in light of the terms governing your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company or its agent and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company's pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order if the order is actually received by the Company in good order not later than the next business morning. Orders will be priced at the appropriate Fund's net asset value next computed after they are deemed to have been received by the Company.

     You may also purchase Shares of each Fund at the NAV per share next calculated after your order is received by PFPC Inc. (the "Transfer Agent") in proper form as described below. After an initial purchase is made, the Transfer Agent will set up an account for you on RBB's records. The minimum initial investment in any Fund is $100,000 and the minimum additional investment is $5,000. The minimum initial and subsequent investment requirements may be reduced or waived from time to time. For purposes of meeting the minimum initial purchase, purchases by clients which are part of endowments, foundations or other related groups may be combined. You can only purchase Shares of each Fund on days the NYSE is open and through the means described below. Shares may be purchased by principals and employees of the Adviser and by their spouses and children either directly or through any trust that has the principal, employee, spouse or child as the primary beneficiaries, their individual retirement accounts, or any pension and profit-sharing plan of the Adviser without being subject to the minimum investment limitations.

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                           DRINKER BIDDLE & REATH LLP
                                One Logan Square
                              18th & Cherry Streets
                           Philadelphia, PA 19103-6996
                                 (215) 988-2700


                               September 29, 2000

VIA EDGAR TRANSMISSION

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

                  Re:      The RBB Fund, Inc. (the "Registrant")
                           REGISTRATION NOS. 33-20827/811-05518

Ladies and Gentlemen:

On behalf of the Registrant and pursuant to Rule 497(e) of the Securities Act of 1933, as amended, transmitted herewith for filing is a supplement dated
September 29, 2000 to the Registrant's Boston Partners Family of Funds' Institutional Class Prospectus dated December 1, 1999 (as revised March 28,
2000).

If you have any questions about the enclosed, please call me at (215) 988-2699.

                                                           Very truly yours,

                                                           /S/ NANCY P. O'HARA
                                                           -------------------
                                                               Nancy P. O'Hara

Enclosure

cc: Michael P. Malloy